Financial Expenses and Income	6 Months Ended
Jun. 30, 2020
Analysis of income and expense [abstract]
Financial expenses and Income

B.18. FINANCIAL EXPENSES AND INCOME
An analysis of financial expenses and income is set forth below:

(€ million)	June 30, 2020 (6 months)	June 30, 2019 (6 months)	December 31, 2019 (12 months)
Cost of debt (a)	(166)	(171)	(318)
Interest income (b)	66	82	146
Cost of net debt	(100)	(89)	(172)
Non-operating foreign exchange gains/(losses)	2	3	1
Unwinding of discounting of provisions (c)	(6)	(12)	(25)
Net interest cost related to employee benefits	(32)	(45)	(87)
Net interest expense on lease liabilities (d)	(19)	(20)	(39)
Other	(12)	13	19
Net financial income/(expenses)	(167)	(150)	(303)
comprising: Financial expenses	(198)	(244)	(444)
Financial income	31	94	141
(a)Includes net gain/(loss) on interest rate and currency derivatives used to manage debt: €58 million in the first half of 2020, €83 million in the first half of 2019, and €187 million over the whole of 2019.
(b)Includes net gain/(loss) on interest rate and currency derivatives used to manage cash and cash equivalents: €37 million in the first half of 2020, €27 million in the first half of 2019, and €55 million over the whole of 2019.
(c)Primarily on provisions for environmental risks, restructuring provisions, and provisions for product-related risks (see Note B.12.).
(d)Impact of IFRS 16 (Leases), see Note A.2.1. to the 2019 consolidated financial statements.

The impact of the ineffective portion of hedging relationships was not material in either 2020 or 2019.